UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
September 28, 2005

MIKOHN GAMING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-22752 (Commission File Number)	88-0218876 (IRS Employer Identification No.)

920 Pilot Road, P.O. Box 98686, Las Vegas, NV (Address of principal executive offices)	89119-8686 (Zip Code)
Registrant’s telephone number, including area code: (702) 896-3890
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 23.3
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6

Item 8.01. Other Events.
On February 19, 2005, Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization with Viking Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub I”), Viking Merger Subsidiary, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub II”) and VirtGame Corp., a Delaware corporation (“VirtGame”). On September 14, 2005, VirtGame’s stockholders approved all proposals related to VirtGame’s acquisition, through a merger, by the Company. The merger is expected to close on or about October 3, 2005.
On September 6, 2005, the Company entered into a definitive agreement with the shareholders of EndX Group Ltd. (“EndX”), a global gaming management systems software company headquartered in the United Kingdom, regarding the acquisition of all the issued share capital of EndX for cash of $27.0 million. The acquisition of EndX is subject to approval from the requisite regulatory authorities.
This current report on Form 8-K has been filed to include certain financial information of VirtGame, EndX Limited and EndX Group Limited.
On November 28, 2003, EndX Group Limited was formed to acquire 100% of the outstanding shares of EndX Limited. Accordingly, the financial statements for EndX for periods prior to November 28, 2003 represent the consolidated financial position and results of operation of EndX Limited and the financial statements for periods subsequent to November 28, 2003 represent the consolidated financial position and results of operations for EndX Group Limited. EndX’s financial information is presented in EndX’s local currency, and has been prepared in accordance with Regulation S-X, Item 17 of Form 20-F and accounting principles generally accepted in the United Kingdom.
Audited financial information of VirtGame as of December 31, 2004 and 2003, and for each of the two years in the period ended December 31, 2004 is included as Exhibit 99.1 and is hereby incorporated by reference. Unaudited financial information of VirtGame as of and for the three and six months ended June 30, 2005 and 2004 is included as Exhibit 99.2 and is hereby incorporated by reference. Audited financial information of EndX Limited as of and for the year ended September 30, 2003 and as of and for the 59 days ended November 28, 2003 is included as Exhibit 99.3 and is hereby incorporated by reference. Audited financial information of EndX Group Limited as of and for the ten months and 2 days ended September 30, 2004 is included in Exhibit 99.4 and is hereby incorporated by reference. Unaudited financial information of EndX Group Limited as of and for the six months ended March 31, 2005 is included in Exhibit 99.5 and is hereby incorporated by reference. Unaudited financial information of EndX Group Limited as of and for the four months ended March 31, 2004 is included in Exhibit 99.6 and is hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits
23.1	Consent of PKF, Independent Registered Public Accounting Firm, with respect to VirtGame Corp.

23.2	Consent of KPMG, Independent Auditors, with respect to EndX Limited

23.3	Consent of KPMG, Independent Auditors, with respect to EndX Group Limited

99.1	Consolidated financial statements of VirtGame Corp. as of and for the years ended December 31, 2004 and 2003

99.2	Condensed consolidated financial statements of VirtGame Corp. as of and for the three and six months ended June 30, 2005 and 2004

99.3	Consolidated financial statements of EndX Limited as of and for the year ended September 30, 2003 and as of and for the 59 days ended November 28, 2003

99.4	Consolidated financial statements of EndX Group Limited as of and for the ten months and 2 days ended September 30, 2004

99.5	Unaudited condensed consolidated financial statements of EndX Group Limited as of and for the six months ended March 31, 2005

99.6	Unaudited condensed consolidated financial statements of EndX Group Limited as of and for the four months ended March 31, 2004

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIKOHN GAMING CORPORATION
September 28, 2005	By:	/s/ MICHAEL A. SICURO
Michael A. Sicuro
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index
23.1	Consent of PKF, Independent Registered Public Accounting Firm, with respect to VirtGame Corp.

23.2	Consent of KPMG, Independent Auditors, with respect to EndX Limited

23.3	Consent of KPMG, Independent Auditors, with respect to EndX Group Limited

99.1	Consolidated financial statements of VirtGame Corp. as of and for the years ended December 31, 2004 and 2003

99.2	Condensed consolidated financial statements of VirtGame Corp. as of and for the three and six months ended June 30, 2005 and 2004

99.3	Consolidated financial statements of EndX Limited as of and for the year ended September 30, 2003 and as of and for the 59 days ended November 28, 2003

99.4	Consolidated financial statements of EndX Group Limited as of and for the ten months and 2 days ended September 30, 2004

99.5	Unaudited condensed consolidated financial statements of EndX Group Limited as of and for the six months ended March 31, 2005

99.6	Unaudited condensed consolidated financial statements of EndX Group Limited as of and for the four months ended March 31, 2004